UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported): May 5, 2005 (May 5, 2005)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


   Tennessee                        01-13031                   62-1674303
------------------              -----------------           --------------------
(State or Other                    (Commission               (I.R.S. Employer
 Jurisdiction of                    File Number)            Identification No.)
 Incorporation)

                  111 Westwood Place, Suite 200
                       Brentwood, Tennessee                       37027
-----------------------------------------------------           ----------
             (Address of Principal Executive Offices)           (Zip Code)


                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On May 5, 2005, American Retirement Corporation issued a press release announcing its first quarter 2005 earnings results and a review of conflicting accounting literature regarding classification of certain refundable entrance fee liabilities. A copy of the press release is furnished herewith as Exhibit 99.1.

         Supplemental information relating to American Retirement Corporation's first quarter 2005 results is furnished herewith as Exhibit 99.2.

Item 7.01.  Regulation FD Disclosure

         On May 5, 2005, American Retirement Corporation issued a press release announcing its first quarter 2005 earnings results and a review of conflicting accounting literature regarding classification of certain refundable entrance fee liabilities. A copy of the press release is furnished herewith as Exhibit 99.1.

         Supplemental information relating to American Retirement Corporation's first quarter 2005 results is furnished herewith as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits.

              99.1         Press Release dated May 5, 2005

              99.2         Supplemental Information



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        AMERICAN RETIREMENT CORPORATION


                                        By:   /s/  Bryan D. Richardson
                                              ----------------------------------
                                              Bryan D. Richardson
                                              Executive Vice President and Chief
                                              Financial Officer

Date:  May 5, 2005



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

                                  EXHIBIT INDEX


     Exhibit
     Number                Description
     -------               -----------

        99.1               Press Release dated May 5, 2005

        99.2               Supplemental Information




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